--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                 CONSOLIDATEDSEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1997

Dear Trust Shareholder:

      After experiencing higher interest rates in the face of a resilient stock market and stronger economic growth for the first few months of 1997, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses.

      Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Fed Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, an uninterrupted decline in yields is by no means a certainty.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and to review the major investment themes of the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.


Sincerely,


/s/ Laurence D. Fink                                 /s/  Ralph L. Schlosstein
--------------------------                           ---------------------------
Laurence D. Fink                                     Ralph L. Schlosstein
Chairman                                             President

                                                                   July 31, 1997
Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock 1999 Term Trust Inc. ("the Trust") for the six months ended June 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNN". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 1999 while providing high monthly income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

                              --------------------------------------------------
                              6/30/97    12/31/96    CHANGE     HIGH      LOW
--------------------------------------------------------------------------------
  STOCK PRICE                  $9.00      $8.875      1.41%    $9.125    $8.25
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)        $9.68      $9.53       1.57%    $9.70     $9.51
--------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE     6.39%      6.21%     +18 bp     6.85%     6.06%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The strong economic growth witnessed during the fourth quarter of 1996 spilled over into the first quarter of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. In an effort to subdue this growth, the federal reserve raised the federal funds rate by 25 basis points at their march 25 policy meeting as a pre-emptive strike against inflation.

      After expanding at a blistering pace of 5.9% during the first quarter, the U.S. economy's growth rate slowed in the second quarter of 1997. Signs of an economic slowdown were prevalent in a broad range of industrial and consumer indicators, including lower factory orders, decreased consumer spending, and higher inventories. In addition, inflationary forces remained benign according to year-over-year comparisons for the consumer and producer indices. These indicators allowed the Federal Reserve to maintain interest rate levels at their May 20 and July 2 policy meetings and wait for more definite signs of inflation before increasing interest rates.

      The market for mortgage-backed securities (MBS) significantly outperformed the broader investment grade bond market for the six months ended June 30, 1997. Strong investor demand for higher yielding spread product, which offers a yield premium over comparable maturity Treasury securities, boosted prices in the mortgage sector. For the period, the MBS market as measured by the Lehman Brothers Mortgage Index posted a 3.91% total return versus the 3.11% return of the Lehman Brothers Aggregate Index. In the corporate bond market, strong fundamentals created by steady economic growth, low inflation, and rising corporate profits drove the sector to outperform comparable maturity Treasuries. Corporate yields rose during March and April as interest rates drifted higher and the stock market faltered. However, a benign inflationary outlook and strong corporate earnings led to a reversal of performance in May and June.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1996 asset composition.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
--------------------------------------------------------------------------------
                                                        JUNE 30,    DECEMBER 31,
      COMPOSITION                                         1997          1996
--------------------------------------------------------------------------------
     Corporate Bonds                                       49%           45%
--------------------------------------------------------------------------------
     Stripped Mortgage-Backed Securities                   15%           19%
--------------------------------------------------------------------------------
     Asset-Backed Securities                                9%            7%
--------------------------------------------------------------------------------
     Municipal Securities                                   9%            6%
--------------------------------------------------------------------------------
     Mortgage Pass-Throughs                                 4%            5%
--------------------------------------------------------------------------------
     Agency Multiple Class Mortgage Pass-Throughs           4%            4%
--------------------------------------------------------------------------------
     U.S. Government Securities                             4%            2%
--------------------------------------------------------------------------------
     Adjustable Rate Mortgages                              3%            6%
--------------------------------------------------------------------------------
     Certificate of Deposit                                 2%            0%
--------------------------------------------------------------------------------
     Non Agency Multiple Class Mortgage Pass-Throughs       1%            5%
--------------------------------------------------------------------------------
     CMO Residuals                                          0%            1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 RATING % OF CORPORATES
              CREDIT RATING                JUNE 30, 1997     DECEMBER 31, 1996
--------------------------------------------------------------------------------
            AAA or equivalent                    0%                  2%
--------------------------------------------------------------------------------
            AA or equivalent                     9%                  9%
--------------------------------------------------------------------------------
             A or equivalent                    60%                 56%
--------------------------------------------------------------------------------
            BBB or equivalent                   31%                 33%
--------------------------------------------------------------------------------

      In seeking the primary investment objective of returning the initial offer price upon maturity, the Trust continued to emphasize securities offering both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 1999. To that end, the Trust remained primarily invested in investment grade corporate bonds, U.S. Treasury securities and well-structured mortgage and asset-backed securities (ABS). Over the period, the Trust significantly reduced its adjustable-rate mortgage (ARM) allocation, as these securities have enjoyed strong performance over the past year. The sale of ARMs raised cash that the Trust used to increase its corporate bond and ABS holdings. Both of these asset classes typically offer more predictable maturity dates and cash flows than mortgage-backed securities in addition to higher yields than Treasuries.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock 1999 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,



/s/ Robert S. Kapito                       /s/  Michael P. Lustig
-----------------------------------        -----------------------------------
Robert S. Kapito                           Michael P. Lustig
Vice Chairman and Portfolio Manager        Principal and Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                             BNN
--------------------------------------------------------------------------------
   Initial Offering Date:                                  December 23, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/97:                            $9.00
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/97:                                $9.68
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/97 ($9.00)1:          4.44%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                     $0.0333
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                   $0.40
--------------------------------------------------------------------------------

-----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 Distribution not constant and is subject to change.

================================================================================
THE BLACKROCK 1999 TERM TRUST, INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
================================================================================
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------

              LONG-TERM INVESTMENTS--138.5%
              MORTGAGE PASS-THROUGHS--5.1%
      $8,352+ Federal Home Loan Mortgage
                 Corporation, 5.50%, 9/01/99 ....................   $ 8,261,438
       2,580  Federal Housing Administration
                 Massachusetts St. Hsg. Fin. Agcy.,
                 Series C, 6.85%, 4/01/19 .......................     2,366,918
                                                                    -----------
                                                                     10,628,356
                                                                    -----------
              MULTIPLE CLASS MORTGAGE

              Pass-Throughs--11.2%
AAA      497  Capstead Securities Corporation IV,
                Series 1992-4, Class H,
                  12/25/20, (ARM) ...............................       569,535
AAA    3,267  CBA Mortgage Corporation,
                Series 1993-C1, Class A-2,
                  12/25/03 ......................................     3,322,402
              Federal Home Loan Mortgage
                Corporation, Multiclass Mortgage
                Participation Certificates,
       1,231     Series 172, Class 172-H, 5/15/20 ...............     1,233,718
       3,482     Series 1234, Class 1234-H,
                   5/15/99, (ARM) ...............................     3,586,629
         517     Series 1330, Class 1330-I,
                   9/15/99, (ARM) ...............................       512,180
       1,183     Series 1330, Class 1330-M,
                   9/15/99, (ARM) ...............................       711,649
         461     Series 1352, Class 1352-G,
                   9/15/97, (ARM) ...............................       460,268
       3,000     Series 1505, Class 1505-ID,
                   9/15/15, (I) .................................       251,160
              Federal National Mortgage Association,
       1,260     7.516%, 7/01/99, Multifamily ...................     1,280,647
       5,932+    8.775%, 8/01/99, Multifamily ...................     6,035,933
              Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
          52     Trust 1991-146, Class 146-SB,
                   10/25/06, (ARM) ..............................        51,322
       2,127     Trust 1992-3, Class 3-S,
                   1/25/99, (ARM) ...............................     2,340,774
         888     Trust 1992-106, Class 106-S,
                   6/25/99, (ARM) ...............................       930,868
       1,030     Trust 1992 -176, Class 176-FA,
                   10/25/99 .....................................     1,007,690
       4,530     Trust 1993-G33, Class P,
                   9/25/14, (I) .................................       339,545
         357     Trust 1993-193, Class 193-PC,
                   9/25/23 ......................................       331,187
       6,065     Trust 1994-8, Class 8-TA,
                   9/17/13 (I) ..................................       451,177
AAA       60  Structured Asset Securities Corporation,
                   Series 1996, Class A, 2 ......................        59,679
                                                                    -----------
                                                                     23,476,363
                                                                    -----------
              Corporate Bonds--68.6%
              FINANCE & BANKING--32.3%
Aa3    3,350  Associates Corporation of
                 North America,
                 6.75%, 10/15/99 ................................     3,375,962
Aa3    5,000  CIT Group Holdings Incorporated,
                 5.875%, 12/09/99 ...............................     4,935,650
A2     4,200  Citicorp, 9.75%, 8/01/99 ..........................     4,470,144
A1     2,500++   Goldman Sachs Group LP,
                 6.875%, 9/15/99 ................................     2,518,000
A3     3,000  Hartford National Corporation,
                 9.85%, 6/01/99 .................................     3,183,600
              International Lease Finance
                 Corporation,
A1     1,100     6.09%, 11/08/99 ................................     1,090,540
A1     4,000     6.30%, 11/01/99 ................................     3,981,630
Baa1   5,000  Lehman Brothers Holdings
                   Incorporated, 6.71%, 10/12/99.................     5,008,850
Baa3   2,000  Meditrust, 7.25%, 8/16/99 .........................     2,021,320
A1     2,000  Morgan Stanley Group Incorporated,
                 5.625%, 3/01/99 ................................     1,978,725
A1     5,000++Paccar Financial Corporation,
                 5.84%, 6/15/99 .................................     4,948,800
Baa1   3,500  PaineWebber Group Incorporated,
                 6.31%, 7/22/99 .................................     3,476,630
Baa1   2,000  Salomon, Inc. 7.43%, 12/30/98 .....................     2,029,700
A2     4,000  Security Pacific Corporation,
                 9.75%, 5/15/99 .................................     4,234,139
A3     5,000  Shawmut National Corporation,
                 8.625%, 12/15/99 ...............................     5,232,404
              Smith Barney Holdings Incorporated,
A2     1,500     7.875%, 10/01/99 ...............................     1,544,685
A2       529     7.98%, 3/01/00 .................................       546,513
A3     5,000++Transamerica Finance Corporation,
                 5.97%, 12/09/99 ................................     4,935,392
Aa3    3,000  Travelers Group Incorporated,
                 7.75%, 6/15/99 .................................     3,077,250
A2     5,000  Union Planters National Bank,
                 6.47%, 10/29/99 ................................     4,995,862
                                                                    -----------
                                                                     67,585,796
                                                                    -----------
              CORPORATE BONDS

              Industrials--29.6%
Baa1   4,400  Alco Capital Resource Incorporated,
                 6.83%, 5/10/99 .................................     4,431,023
A1     1,895  Anheuser Busch Companies
                 Incorporated, 8.75%, 12/01/99...................     1,996,743
A1     5,000  Bass America Incorporated,
                 6.75%, 8/01/99 .................................     5,035,000
A3     5,000  Chrysler Financial Corporation,
                 9.50%, 12/15/99 ................................     5,339,550
A2     1,612  Kern River Funding, 144A,
                 Series A, 6.42%, 3/31/01 .......................     1,600,856
Baa2   5,000  McDonnell Douglas Finance
                 Corporation, 6.30%, 12/23/99 ...................     4,970,750

See Notes to Consolidated Financial Statements.

================================================================================
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
              CORPORATE BONDS
              INDUSTRIALS--29.6% (CONTINUED)
Baa2  $3,000  MCN Investment Corporation,
                 5.84%, 2/01/99 .................................   $ 2,974,770
Baa2   4,000  Nabisco Brands Incorporated,
                 8.30%, 4/15/99 .................................     4,104,320
A2     2,000  National Fuel Gas Company,
                 5.58%, 3/01/99 .................................     1,977,960
BBB-   7,000  NWCG Holding Corporation,
                 Series B, Zero Coupon, 6/15/99..................     6,101,776
Baa2   2,000  Occidental Petroleum Corporation,
                 6.08%, 11/26/99 ................................     1,971,020
BBB-   2,750  Pulte Home Corporation,
                 10.125%, 7/15/99 ...............................     2,894,623
A2     5,000  Sears Roebuck & Company,
                 7.75%, 10/25/99 ................................     5,131,550
A1     3,000  Texaco Capital Incorporated,
                 9.00%, 12/15/99 ................................     3,178,290
A3     1,000  Textron Financial Corporation, 144A,
                 7.125%, 10/05/99 ...............................     1,009,562
A+     3,000  TTX Company,
                 6.28%, 6/28/99 .................................     2,986,650
Baa2   2,500  Union Oil Company,
                 8.40%, 1/15/99 .................................     2,569,775
A2     4,000  Walt Disney Corporation,144A,
                 1.50%, 10/20/99 ................................     3,582,241
                                                                    -----------
                                                                     61,856,459
                                                                    -----------
              CORPORATE BONDS
              UTILITIES--6.1%
A1     4,750  Alabama Power Company,
                 6.375%, 8/01/99 ................................     4,744,443
A2     4,000  Atlanta Gas Light Company,
                 7.30%, 12/10/99 ................................     4,074,304
AA     2,000  California Petroleum Transport
                 Corporation, 7.30%, 4/01/99 ....................     2,028,983
BBB+   2,000  Potomac Capital Investment
                 Corporation, 6.73%, 8/09/99 ....................     2,007,203
                                                                    -----------
                                                                     12,854,933
                                                                    -----------
              CORPORATE BONDS
              YANKEE--OTHER--0.6%
A3     1,272  Nova Corporation of Alberta,
                 7.25%, 7/06/99 .................................     1,291,067
                                                                    -----------
              ASSET-BACKED SECURITIES--12.3%
AAA    1,871  Banc One Auto Grantor Trust,
                 Series 1996-A, Class A,
                 6.10%, 10/15/02 ................................     1,872,127
AAA    3,536  Chevy Chase Auto Receivables,
                 Series 1997-1, Class A,
                 6.50%, 10/15/03 ................................     3,546,609
AAA    5,000  Dayton Hudson Credit Card Trust,
                 Series 1995-1, Class A,
                 6.10%, 2/25/02 .................................     5,002,345
AAA    2,391  Fifth Third Bank Auto Trust,
                 Series 1996-B, Class A,
                 6.45%, 3/15/02 .................................     2,397,555
AAA    2,403  Ford Credit Grantor Trust,
                 Series 1995-B, Class A,
                 5.90%, 10/15/00 ................................     2,397,982
AAA    8,225++   Prime Credit Card Trust,
                 Series 1992-2, Class A,
                 7.45%, 11/15/02 ................................     8,413,920
AAA    2,000  Standard Credit Card Master Trust,
                 Series 1995-3, Class A,
                 7.85%, 2/07/02 .................................     2,063,438
                                                                    -----------
                                                                     25,693,976
                                                                    -----------
              STRIPPED MORTGAGE-BACKED
              SECURITIES--21.1%
              Federal Home Loan Mortgage
                 Corporation, Multiclass Mortgage
                 Participation Certificates,
       1,640     Series 1195, Class 1195-H,
                   3/15/05, (I/O) ...............................       116,502
       8,040+    Series 1359, Class 1359-C,
                   9/15/99, (P/O) ...............................     7,276,689
       4,148     Series 1440, Class 1440-PK,
                   8/15/18, (I/O) ...............................       459,011
       3,012     Series 1473, Class 1473-JA,
                   2/15/05, (I/O) ...............................       236,648
       1,452     Series 1719, Class 1719-C,
                   4/15/99, (P/O) ...............................     1,351,565
       9,269+    Series 1887, Class 1887-J,
                   7/15/99, (P/O) ...............................     8,144,851
              Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
       2,046+    Series 1992-59, Class 59-A,
                   8/25/06, (P/O) ...............................     1,916,876
       1,443     Trust 1992-62, Class 192-H,
                   5/25/99, (P/O) ...............................     1,298,348
         981     Trust 1992-203, Class 203-JA,
                   6/25/05, (I/O) ...............................        77,858
       3,798+    Trust 1993-111, Class 111-A,
                   11/25/17, (P/O) ..............................     3,595,074
      12,000     Series1993-152, Class 152- C,
                   6/25/22, (P/O) ...............................    11,431,320
         898     Trust 1993-176, Class 176-B,
                   6/25/18 (P/O) ................................       872,490
      13,122     Trust 1993-199, Class 199-SC,
                   10/25/14, (I/O) ..............................        54,589
      13,496     Trust 1993-226, Class 226-SB,
                   5/25/19 (I/O) ................................       408,940
       4,627     Trust 1994-15, Class 15- N,
                   9/25/15, (I/O) ...............................       230,840
       6,862+    Trust 1994-47, Class 47-B,
                   9/25/22, (I/O) ...............................     6,358,003

AAA   35,703  Sears Mortgage Corporation,
                 Series 1992-7, Class 7-X,
                   5/25/22, (I/O) ...............................       357,034
                                                                    -----------
                                                                     44,186,638
                                                                    -----------

See Notes to Consolidated Financial Statements.

================================================================================
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------

              COLLATERALIZED MORTGAGE OBLIGATION
              RESIDUALS--0.0%
       $   4  Federal Home Loan Mortgage
                 Corporation,
                 Series 1115, Class 1115 ........................   $    21,500
                                                                    -----------

              U.S GOVERNMENT SECURITIES--5.8%
              United States Treasury Notes,
       6,095+    5.875%, 11/15/99 ...............................     6,055,931
       4,265+    6.00%, 8/15/99 .................................     4,254,337
         550+    6.375%, 5/15/99 ................................       552,750
       1,315     6.625%, 3/31/02 ................................     1,326,914
                                                                    -----------
                                                                     12,189,932
                                                                    -----------
              MUNICIPAL BONDS--12.0%
AAA    2,000  Alameda County California Pension,
                 Series A, 7.35%, 12/01/99 ......................     2,043,900
AAA    2,295  Essex County,
                 Zero Coupon, 11/15/99 ..........................     1,979,828
AAA    1,500  Long Beach California Pension,
                 6.26%, 9/01/99 .................................     1,496,550
Baa1     500  Los Angeles County California Pension,
                 Series A, 7.81%, 6/30/99 .......................       511,860
Baa1   3,000  New York St. Dormitory Authority
                 Revenues, 6.32%, 4/01/99 .......................     2,991,330
Baa1   1,550  New York St. Dormitory Authority
                 Revenues Pension Oblig.,
                 6.45%, 10/01/99 ................................     1,548,512
Baa1   5,000  New York, New York, Series G,
                 6.23%, 2/01/99 .................................     4,981,900
AAA      497  North Slope Borough Alaska,
                 Series A, Zero Coupon, 6/30/99 .................       437,919
AAA    5,000  Oakland California Pension,
                 Series A, 6.20%, 12/15/99 ......................     4,983,000
AAA    3,000  Ventura County California,
                 Pension Oblig., 5.92%, 11/01/99 ................     2,972,160
AAA    1,000  Western Minnesota Muni.,
                 Pwr. Agcy. Supply, Series A,
                 6.05%, 1/01/99 .................................       997,740
                                                                    -----------
                                                                     24,944,699
                                                                    -----------
              CERTIFICATE OF DEPOSIT--2.4%
       5,000  MBNA America Bank, N. A.,
                 6.15%, 6/19/98 .................................     5,000,000
                                                                    -----------
              TOTAL LONG-TERM INVESTMENTS
                 (cost $289,912,285) ............................   289,729,719
                                                                    -----------
              SHORT-TERM INVESTMENTS--0.2%
              REPURCHASE AGREEMENT--0.2%
         400  State Street Bank, &Trust Co.
                 Repo, 5.6% dated 6/30/97 due
                 7/11/97 in the amount of $400,062
                 (cost $400,000 collateralized by
                 $405,000 U.S. Treasury Note,
                 6.25% due 3/31/99, value including
                 accrued interest $412,920) .....................       400,000
                                                                    -----------
              Total Investments Before Security
              Sold Short--138.7%
                 (COST $290,312,285) ............................   290,129,719

              SECURITY SOLD SHORT--(7.2%)
     (15,000) United States Treasury Notes,
                 6.125%, 8/31/98 ................................   (15,037,500)
                 (Proceeds $14,960,156)                             -----------
              Total Investments net of security
                 sold short--131.5%
                 (cost $275,352,129) ............................   275,092,219
              Liabilities in excess of other
                 assets--(31.5%) ................................   (65,887,217)
                                                                   ------------

              NET ASSETS--100% ..................................  $209,205,002
                                                                   ============


   * Using the higher of Standard & Poor's or Moody's rating.
   + (Partial) principal amount pledged as collateral for reverse repurchase agreements.
  ++ Entire principal amount pledged as collateral for reverse repurchase agreements.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS
      ARM -- Adjustable Rate Mortgage.
      CMO -- Collateralized Mortgage Obligation.
      I/O -- Interest Only.
        I -- Denotes a CMO with  Interest only  characteristics.
        P -- Denotes a CMO with Principal only characteristics.
      P/O -- Principal Only.
    REMIC -- Real Estate Mortgage Investment Conduit.

--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

================================================================================
THE BLACKROCK 1999 TERM TRUST INC.
CONSOLIDATED STATEMENT OF ASSETS
AND LIABILITIES  JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
INVESTMENTS, AT VALUE (COST $290,312,285)
   (NOTE 1)  ...............................................      $ 290,129,719
Cash .......................................................            197,370
Deposits with brokers as collateral for investments
   sold short (Note 1) .....................................         15,318,750
Interest receivable ........................................          3,747,485
Receivable for investments sold ............................            780,262
Deferred organization expenses and other assets ............              6,966
                                                                  -------------
                                                                    310,180,552
                                                                  -------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................         84,635,363
Investments sold short, at value
   (proceeds $14,960,156) (Note 1) .........................         15,037,500
Payable for investments purchased ..........................            600,017
Interest payable ...........................................            484,354
Dividends payable ..........................................            100,255
Advisory fee payable (Note 2) ..............................             68,799
Administration fee payable (Note 2) ........................             17,200
Other accrued expenses .....................................             32,062
                                                                  -------------
                                                                    100,975,550
                                                                  -------------

NET ASSETS .................................................      $ 209,205,002
                                                                  =============
Net assets were comprised of:
   Common stock, at par (Note 5) ...........................            216,106
   Paid-in capital in excess of par ........................        202,928,542
                                                                  -------------
                                                                    203,144,648

   Undistributed net investment income .....................         12,834,578
   Accumulated net realized losses .........................         (6,514,314)
   Net unrealized depreciation .............................           (259,910)
                                                                  -------------
   Net assets, June 30, 1997 ...............................      $ 209,205,002
                                                                  =============

NET ASSET VALUE PER SHARE:
($209,205,002 / 21,610,583 SHARES OF
COMMON STOCK ISSUED AND OUTSTANDING) .......................              $9.68
                                                                         ======


THE BLACKROCK 1999 TERM TRUST INC.
CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest (net of premium amortization of
     $1,024,287 and net of interest expense
     of $2,740,912) .........................................         $7,252,990
                                                                      ----------
Operating expenses
   Investment advisory ......................................            436,000
   Administration ...........................................            104,000
   Reports to shareholders ..................................             37,000
   Custodian ................................................             29,000
   Directors ................................................             20,000
   Transfer agent ...........................................              5,000
   Audit ....................................................              8,000
   Miscellaneous ............................................             74,668
                                                                      ----------
Total Operating Expenses ....................................            713,668
                                                                      ----------
Net investment income before excise tax .....................          6,539,322
     Excise tax .............................................            239,651
                                                                      ----------
Net investment income .......................................          6,299,671
                                                                      ----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3)
Net realized gain on:
   Investments ..............................................            143,228
                                                                      ----------
Net change in unrealized appreciation on:
   Investments ..............................................            327,780
   Short sales ..............................................             28,050
                                                                      ----------
                                                                         355,830
                                                                      ----------
   Net gain on investments ..................................            499,058
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..........................................         $6,798,729
                                                                      ==========

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided
   by operating activities:
   Interest received .......................................      $  11,145,940
   Operating expenses paid and excise taxes ................         (1,759,009)
   Interest expense paid ...................................         (2,561,288)
   Purchase of short-term portfolio
     investments, net ......................................          5,553,925
   Purchase of long-term portfolio investments .............       (110,969,077)
   Proceeds from disposition of long-term
     portfolio investments .................................        113,300,862
   Other ...................................................               (524)
                                                                  -------------
   Net cash flows provided by operating activities .........         14,710,829
                                                                  -------------
Cash flows used for financing activities:
   Decrease in reverse repurchase agreements ...............        (10,324,287)
   Cash dividends paid .....................................         (4,217,478)
                                                                  -------------
   Net cash flows used for financing activities ............        (14,541,765)
                                                                  -------------
Net increase in cash .......................................            169,064
Cash at beginning of period ................................             28,306
                                                                  -------------
Cash at end of period ......................................      $     197,370
                                                                  =============


RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
from operations ............................................       $  6,798,729
                                                                  -------------
Decrease in investments ....................................         10,848,900
Net realized gain ..........................................           (143,228)
Increase in unrealized depreciation ........................           (355,830)
Decrease in interest receivable ............................            127,750
Increase in receivable for investments sold ................           (780,262)
Decrease in deposits with brokers for
   short sales .............................................             56,250
Decrease in other assets ...................................             30,297
Decrease in securities sold short ..........................            (28,050)
Decrease in payable for investments
   purchased ...............................................         (1,917,679)
Increase in due to parent ..................................            600,018
Decrease in interest payable ...............................           (405,519)
Decrease in accrued expenses and
   other liabilities .......................................           (120,547)
                                                                  -------------
   Total adjustments .......................................          7,912,100
                                                                  -------------
Net cash flows provided by operating activities ............       $ 14,710,829
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                               SIX MONTHS
                                                  ENDED           YEAR ENDED
                                                JUNE 30,          DECEMBER 31,
                                                  1997               1996
                                                --------          ------------
INCREASE (DECREASE)
IN NET ASSETS

Operations:

   Net investment income ...............      $   6,299,671       $  13,852,177

   Net realized gain on
      investments, futures
      and short sales ..................            143,228             252,269

   Net change in unrealized
      appreciation on
      investments, futures
      and short sales ..................            355,830             404,142
                                              -------------       -------------

   Net increase in net assets
      resulting from
      operations .......................          6,798,729          14,508,588

Dividends from net investment
   income ..............................         (3,598,100)         (8,817,020)
                                              -------------       -------------
Total increase .........................          3,200,629           5,691,568


NET ASSETS

Beginning of period ....................        206,004,373         200,312,805
                                              -------------       -------------

End of period ..........................      $ 209,205,002       $ 206,004,373
                                              =============       =============

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                        YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------
                                                                                                         DECEMBER 23,
                                                       SIX MONTHS                                            1992
                                                          ENDED                                             THROUGH
                                                        JUNE 30,                                         DECEMBER 31,
                                                          1997      1996      1995       1994     1993       1992
                                                       ---------    ----      ----       ----     ----- --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .................  $ 9.53    $ 9.27    $ 8.42     $ 9.26    $ 9.40       $ 9.45
                                                        ------    ------    ------    -------   -------      -------
   Net investment income (net of $.13, $.26,
     $.33, $.15, $.01 and $.00, respectively,
     of interest expense) ...........................      .29       .64       .63        .72       .73          .01
   Net realized and unrealized gain (loss)
     on investments .................................      .03        03       .77        (.93)    (.19)        (.02)
                                                        ------    ------    ------    -------   -------      -------
Net increase (decrease) from investment operations ..      .32       .67      1.40       (.21)      .54         (.01)
                                                        ------    ------    ------    -------   -------      -------

Dividends from net investment income ................     (.17)     (.41)     (.55)      (.63)     (.68)          --
                                                        ------    ------    ------    -------   -------      -------
Capital charge with respect to issuance of shares ...       --        --        --         --        --         (.04)
                                                        ------    ------    ------    -------   -------      -------
Net asset value, end of period** ....................   $ 9.68    $ 9.53    $ 9.27     $ 8.42    $ 9.26       $ 9.40#
                                                        ======    ======    ======    =======   =======      =======
Market value, end of period** .......................   $ 9.00   $ 8.875    $ 8.13     $ 7.50    $ 9.50      $ 10.00
                                                        ======    ======    ======    =======   =======      =======
TOTAL INVESTMENT RETURN+: ...........................    3.68%    14.21%    15.25%    (14.88%)    1.74%        5.82%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses@ .................................     .69%++   0.65%     0.74%      0.71%     0.79%        0.91%++
Net investment income ...............................    6.13%++   6.86%     7.12%      8.17%     7.74%        3.35%++

SUPPLEMENTAL DATA:
Average net assets (in thousands) ................... $207,190  $201,998  $192,717   $189,828  $202,158     $178,963
Portfolio turnover ..................................      35%      106%      165%       109%       62%           0%
Net assets, end of period (in thousands) ............ $209,205  $206,004  $200,313   $181,919  $200,126     $178,629
Reverse repurchase agreements outstanding, end of
   period (in thousands) ............................ $ 84,635  $ 94,960  $ 92,861   $ 79,443  $ 47,100           --
Asset coverage+++ ...................................  $ 3,472   $ 3,169   $ 3,157    $ 3,290   $ 5,249           --

-------------
  * Commencement of investment operations.

 ** Net asset value and market value published in The Wall Street Journal each Monday. # Net asset value immediately after the closing of the first public offering was $9.41.

  @ The ratios of operating expenses, including interest expense, to average net assets were 3.36%++, 3.42%, 4.40%, 2.46%, 1.36% and 0.91% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.60%++, 3.47%, 4.47%, 2.49%, 1.36%, and 0.91% for the periods indicated
    above, respectively.

  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.

 ++ Annualized.

+++ Per $1,000 of reverse repurchase agreement outstanding.

    The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the trust's shares.

-------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
-------------------------------------------------------------------------------
NOTE 1. ACCOUNTING            The BlackRock 1999 Term
POLICIES                      Trust Inc. (the "Trust"), a
                              Maryland  corporation is a diversified  closed-end
management investment company.

    The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 1999 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On July 19, 1996 the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BNNSubsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

   OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the secur-ity short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1997.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

   TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

   DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   DEFERRED ORGANIZATION EXPENSES: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.



NOTE 2. AGREEMENTS  The  Trust  has  an  Investment   Advisory   Agreement  with
                    BlackRock  Financial  Management,  Inc.  (the  "Adviser")  a
wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO   Purchases  and sales of  investment  securities,  other than
SECURITIES          short-term  invesments and dollar rolls,  for the six months ended June 30, 1997 aggregated $109,651,415 and $101,605,426  respectively.

   The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1997, the Trust did not hold any illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $259,910 (gross unrealized appreciation -- $1,608,791; gross unrealized depreciation -- $1,868,701).

   For federal income tax purposes, the Trust's year-end is December 31 and its wholly-owned subsidiary's year-end is June 30.

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1996 of approximately $6,505,000 of which $4,283,000 expires in 2001 $1,985,000 expires in 2002 and $237,000 expires in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. BORROWINGS  REVERSE  REPURCHASE  AGREEMENTS:  The Trust  may enter  into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1997 was approximately $96,293,485 at a weighted average interest rate of approximately 5.74%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended June 30, 1997 was $99,969,750 as of March 31, 1997 which was 31.6% of total assets. The amount of reverse repurchase agreements outstanding at June 30, 1997 was $84,635,363 which was 27.3% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended June 30, 1997.


NOTE 5. CAPITAL     There are 200 million  shares of $.01 par value common stock authorized. Of the 21,610,583 shares outstanding at June 30,
1997, the Adviser owned 10,583 shares.


NOTE 6. DIVIDENDS   Subsequent  to June 30, 1997,  The Board of Directors of the
                    Trust  declared a dividend  from  undistributed  earnings of
$0.0333 per share payable July 31, 1997 to shareholders of record on July 15, 1997.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.


      The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:

      (1) To elect four Directors to serve as follows:

         DIRECTOR                         CLASS          TERM          EXPIRING
         -------                          -----          -----          -------
         Richard E. Cavanagh ............   I           3 years          2000
         James Grosfeld .................   I           3 years          2000
         James Clayburn LaForce, Jr. ....   I           3 years          2000
         Walter F. Mondale ..............  II           1 year           1998

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer,  Kent Dixon, Laurence D. Fink, Frank J. Fabozzi, and Ralph
         L. Schlosstein.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1997.

         Shareholders elected the four Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:


                                                      VOTES FOR     VOTES AGAINST    ABSTENTIONS
                                                      ---------     -------------    -----------
         Richard E. Cavanagh .....................   12,584,173           0            512,573
         James Grosfeld ..........................   12,584,755           0            511,991
         James Clayburn LaForce, Jr ..............   12,584,755           0            511,991
         Walter F. Mondale .......................   12,574,966           0            521,780
         Ratification of Deloitte & Touche LLP ...   12,774,556        31,804          290,386

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 1999 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or American Stock Exchange, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 1999. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Co. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cashflow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing marketprice.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS): Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:       Securities backed by various types of receivables
                               such as automobile and credit card receivables.

CLOSED-END FUND:               Investment vehicle which initially offers a fixed
                               number of shares and trades on a stock  exchange.
                               The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS  (CMOS):  Mortgage-backed    securities    which   separate
                               mortgage   pools  into   short-,   medium-,   and
                               long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                      When a fund's net asset value is greater than its
                               stock price the fund is said to be trading at a discount.

DIVIDEND:                      This  is  income  generated  by  securities  in a
                               portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:         Shareholders may elect to have all  distributions
                               of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:         Securities  issued  or  guaranteed  by  the  U.S.
                               government,   or   one   of   its   agencies   or
                               instrumentalities,   such  as  GNMA   (Government
                               National  Mortgage  Association),  FNMA  (Federal
                               National Mortgage Association) and FHLMC (Federal
                               Home Loan Mortgage Corporation).

INTEREST-ONLY
SECURITIES (I/O):              Mortgage   securities   that   receive  only  the
                               interest  cash flows from an  underlying  pool of
                               mortgage   loans   or   underlying   pass-through
                               securities. Also known as a "Strip."

MARKET PRICE:                  Price  per  share of a  security  trading  in the
                               secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:         A mortgage  dollar roll is a transaction in which
                               the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
                               (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:        Mortgage-backed  securities issued by Fannie Mae,
                               Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:  Collateralized Mortgage Obligations.

NET ASSET VALUE  (NAV):        Net asset value is the total  market value of all
                               securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New York Times or The Wall Street Journal each Monday.

PRINCIPAL-ONLY
SECURITIES (P/O):              Mortgage   securities   that   receive  only  the
                               principal  cash flows from an underlying  pool of
                               mortgage   loans   or   underlying   pass-through
                               securities. Also known as a "Strip."

PROJECT LOANS:                 Mortgages for multi-family, low- to middle-income
                               housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                     Securities     issued    in    connection    with
                               collateralized    mortgage    obligations    that
                               generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                    In a  reverse  repurchase  agreement,  the  Trust
                               sells securities and agrees to repurchase them at
                               a mutually  agreed  date and price.  During  this
                               time,   the  Trust   continues   to  receive  the
                               principal   and  interest   payments   from  that
                               security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED
SECURITIES:                    Arrangements   in  which  a  pool  of  assets  is
                               separated into two classes that receive different
                               proportions   of  the  interest   and   principal
                               distributions  from  underlying   mortgage-backed
                               securities. IO's and PO's are examples of strips.

BLACKROCK

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Frank Smith, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 01702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1997 were not audited and, accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                       THE BLACKROCK 1999 TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[LOGO]  Printed on recycled paper  `                                 09247T-10-0



The BlackRock
1999 Term
Trust Inc.
======================================
Consolidated
Semi-Annual Report
June 30, 1997

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